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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 1996

                        Commission file number: 0-12045

                      PRUDENTIAL ACQUISITION FUND I, L.P.
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             (Exact name of Registrant as specified in its charter)

Delaware                                                              13-3173903
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(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

One Seaport Plaza, New York, New York                                 10292-0116
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 214-1016

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.
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Item 2.  Acquisition or Disposition of Assets
              Prudential Acquisition Fund I, L.P., a Delaware limited partnership (``Partnership''), sold for cash the Partnership's interest in One Executive Center, a 114,000 square foot five-story office building located in Albuquerque, New
              Mexico, on October 17, 1996 for a gross sales price of $7,300,000 less costs to sell and pro-rations of approximately $409,000. The gross sales price was in excess of the appraised value. The purchaser of the One Executive Center property was WHEXC Real Estate Limited Partnership, a Delaware limited partnership.

              The Partnership also sold for cash its interest in Norwest Center, a 97,000 square foot multi-tenant office building located in Rochester, Minnesota, on October 18, 1996 for a gross sales price of $6,900,000 less costs to sell and pro-rations of approximately $245,000. The gross sales price was in excess of 98% of the appraised value. The purchaser of the Norwest Center property was Norwest Bank Minnesota South,
              N.A., a national banking association.

              With the sale of the One Executive Center and Norwest Center properties, there are no remaining properties in the Partnership. A distribution of $200 per $1,000 unit will be made in November 1996 consisting of $193.17 per $1,000 unit from the sale of the One Executive Center and Norwest Center properties and $6.83 per $1,000 unit from previously undistributed cash flow from operations. The Partnership intends to make a final liquidating distribution in 1997.

Item 7.  Financial Statements and Exhibits
         (c)  Exhibits

              10 (k) Purchase and Sale Agreement dated September 6, 1996 by and between the Registrant and WCB Properties Limited Partnership (filed herewith)
              10 (l) First Amendment to Purchase and Sale Agreement dated September 30, 1996 by and between the Registrant and WCB Properties Limited Partnership (filed herewith)
              10 (m) Second Amendment to Purchase and Sale Agreement dated October 11, 1996 by and between the Registrant and WHEXC Real Estate Limited Partnership (filed herewith)
              10 (n) Purchase and Sale Agreement dated October 18, 1996 by and between the Registrant and Norwest Bank Minnesota South, N.A. (filed herewith)

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Prudential Acquisition Fund I, L.P.
a Delaware Limited Partnership
(Registrant)

By: Prudential Realty Partnerships, Inc.
    General Partner
     By: /s/ Kevin R. Smith                               Date: November 1, 1996
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     Kevin R. Smith
     Vice President
By: Prudential-Bache Properties, Inc.
    General Partner
     By: /s/ Chester A. Piskorowski                       Date: November 1, 1996
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     Chester A. Piskorowski
     Vice President
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